UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period:	August 1, 2015 — January 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PSVEX

Putnam Strategic Volatility Equity Fund

Semiannual report
1|31|16

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Strategic Volatility
Equity Fund

Semiannual report
1 | 31 | 16

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio managers	3

Your fund’s performance	9

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we expect, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. Our use of leverage obtained through derivatives may increase the fund’s risk of loss by increasing investment exposure. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In markets around the world, 2016 began with a sharp downturn, driven mainly by fears of weak global growth. Equity and fixed-income markets are again showing some of the negative trends seen during late summer of 2015. Generally speaking, only high-quality bonds appear to be weathering the storm. Of course, as in any downturn, attractive valuation opportunities may be emerging.

While economic growth may be muted in many parts of the world, notably in China and in emerging markets, the U.S. economy appears to be among the more resilient. The unemployment rate has fallen below 5%, with some signs of moderate wage growth and solid housing market conditions. Low energy prices, while a negative for energy companies, mean more money in consumers’ pockets, helping to buoy consumption. Moreover, divergent economic policies among central banks around the globe may create potential opportunities for capturing growth.

Although no one can predict where markets will head going forward, Putnam’s experienced portfolio managers are actively seeking fundamental insights to maneuver in all types of conditions, relying on a proprietary global research framework to help guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended January 31, 2016, as well as an outlook for the coming months.

For questions on market turbulence, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

2	Strategic Volatility Equity Fund

Interview with
your fund’s
portfolio managers

During the six-month reporting period ended January 31, 2016, stocks experienced volatility. What factors most influenced this type of investment environment?

Adrian: There were wide swings within the U.S. equity market during the six-month period, with the ultimate result being a substantial correction in stock prices across the board. The period encapsulated two episodes of significant volatility. The first was in August, when global equities sold off sharply on deepening concerns about the decelerating growth of the Chinese economy and especially in response to Beijing’s efforts to restimulate domestic growth by devaluing the Chinese yuan. By early fall, however, the selloff in equities had reversed itself, with stocks advancing more than 8% during the month of October and bouncing back to levels they had enjoyed earlier in 2015. The rally was fairly short-lived, though, as volatility returned to the equity market late in the year and continued into 2016. This second major decline in equity prices was largely the result of continuing softness in the energy sector, driven mainly by weak global demand for oil and a glut of supply. The late-in-the-period pullback may also have been a response to the long-anticipated hike in short-term interest rates, which the U.S. Federal Reserve finally announced in mid-December, thus ending an unprecedented seven-year period of accommodative monetary policy in the United States.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/16. See pages 2 and 9–10 for additional fund performance information. Index descriptions can be found on page 13.

Strategic Volatility Equity Fund	3

For the six months ended January 31, 2016, the S&P 500 Index, a broad measure of U.S. stock market performance, lost ground, returning –6.77% for the period. Given the market’s volatility, it was the more defensive sectors, with their lower-risk profiles, that performed the best, as illustrated by telecommunication services, utilities, and consumer staples, which were the only sectors in the broader stock market to deliver positive results. Meanwhile, the commodity-based energy and materials sectors continued to be the weakest performers, reflecting the anemic global economic growth environment, while the financials and health-care sectors also produced double-digit negative results.

How did the fund perform during this period of market volatility?

Rob: The fund generally performed as we would have expected during such a period of volatility. However, during an overall downturn in the market, the fund’s strategic use of leverage, which we employ in an effort to achieve a better return than average, hurt performance. The fund’s class A shares at NAV returned –9.19% for the six months ended January 31, 2016, underperforming its S&P 500 benchmark by a decent margin. Apart from that detracting factor, the fund’s strategy of investing in stocks that tend to exhibit less volatility than the broader market proved beneficial to its relative results.

Adrian and I run the fund on a sector-neutral basis, meaning that we maintain the fund’s sector allocations in line with those of our benchmark, and we do not seek to generate excess returns by over- or under-emphasizing our investments in different economic sectors. Instead, we seek outperformance through the process of individual stock selection, making use of both quantitative and qualitative research and analysis to assemble a portfolio of low-beta, or low-risk, equity securities that we believe will achieve

Allocations are shown as a percentage of the fund’s net assets as of 1/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4	Strategic Volatility Equity Fund

a greater total return than the broad market’s performance with comparable volatility.

Stock selection contributed positively to the fund’s performance during the past six months. At the same time, however, the fund’s options strategy, which we use to further reduce volatility and enhance risk-adjusted returns, worked against us for the most part.

Would you expand on why the options strategy detracted during this volatile period?

Adrian: The fund performed well during periods of heightened volatility — in August and again later in the period — because of its low-volatility bias and also because of the downside protection of its options strategy. But the same overall strategy detracted from fund performance in October 2015 when the U.S. stock market experienced such a rapid snapback recovery.

Shareholders may recall that the fund implements its underlying options strategy in an effort to reduce volatility in the portfolio and smooth out its long-term performance. To accomplish this, we write (or sell) short-term index call options on the S&P 500 Index. In so doing, the fund earns a premium, but foregoes the potential of realizing unusually high returns in the short term, should they occur. This call-writing strategy is negatively correlated to equity returns, but can detract from relative performance when equity returns rise sharply, as they did during the month of October 2015. We also buy long-term index put options. Puts — which give us the right to sell assets at an agreed-upon price — are expensive to

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Strategic Volatility Equity Fund	5

purchase and can reduce returns, but they also can lower volatility enough to improve the portfolio’s risk-adjusted return potential. In essence, our options strategy allows us to sell some potential upside performance in order to provide greater downside protection in the event of broad losses at the index level.

Overall during the past six months, our options strategy proved to be a drag on the fund’s results versus the S&P 500. The call-writing strategy put a lid on realizing the full measure of gains during the market’s rally in October, and while our put-option buying helped provide downside protection during the market’s pullback, puts are expensive to purchase, and we lost money buying them.

Rob and I actively manage our options strategies to reflect our current expectations of market volatility, and we will adjust our use of these strategies based on anticipated changes with the intent of smoothing out the long-term effects of the market’s inevitable ups and downs.

Which of the fund’s individual holdings contributed the most to its relative performance?

Rob: Two consumer staples stocks — fast-food retailer McDonald’s and tobacco-products manufacturer Altria Group — topped the list of contributors to the fund’s performance versus the S&P 500. We viewed both of these stocks as low-beta, stable cash-flow generators, which would tend to withstand market volatility, and that thesis proved to be accurate during the six-month period. Large overweight positions in both stocks helped the fund’s relative results. Similarly, a substantial overweight in The Southern Company, an electric utility, was beneficial, as this holding in the defensive utilities sector stood up to the market’s volatility better than the average S&P 500 stock.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Strategic Volatility Equity Fund

An underweight position in consumer electronics giant Apple was beneficial as well, as the company’s growth trajectory faltered a bit on concerns about its current and future earnings prospects. Choosing not to hold positions in biopharmaceutical company Gilead Sciences and financial services behemoth Citigroup also contributed to relative performance, as these higher-beta stocks lagged during the market’s pullback.

Which stocks detracted from the fund’s relative results?

Adrian: Three major names in the information technology sector — Alphabet, the holding company for search engine Google’s multiple enterprises; software giant Microsoft; and social media pioneer Facebook — performed well during the period, and the fund missed out on much of that upswing because it held no position in Alphabet or Facebook and a significant underweight in Microsoft. These three stalwarts of the S&P 500, in our view, are higher-beta stocks and tend not to fit the fund’s low-volatility profile.

Conversely, the fund held solid overweights in corrugated packaging manufacturer WestRock, office products retailer Staples, and department store chain Macy’s, and all three of these holdings detracted from the fund’s relative performance and were sold by the period’s end. WestRock’s share price was negatively impacted by disappointing earnings. Staples, too, had an unspectacular period, mainly due to investors’ concerns about whether the Federal Trade Commission would approve the company’s proposed merger with Office Depot. Macy’s continued to lag based on earnings disappointments and concerns about its restructuring plans.

How did you use derivatives during the period?

Rob : Total return swaps were used in an effort to gain exposure to specific sectors or industries. Overall, these derivatives had a negative effect on fund performance.

What is your outlook for the equity markets over the next several months?

Rob: After a run of nearly seven years, we believe the equity market now appears to be firmly in correction mode. The price of energy has continued to drop as global economic growth remains sluggish. With the Fed’s quarter-point hike of short-term interest rates in December, it appears that the credit markets may be tightening. U.S. industrial production recently rolled over into negative territory. While these signs may point toward a greater risk of recession, our base case outlook does not foresee such an eventuality occurring anytime soon. Yes, the pace of U.S. economic growth may indeed be slowing, but employment has been relatively strong so far this year, and we do not expect the economy to start contracting and lead us into recession in the near term. Looking ahead, however, we would expect 2016 to continue being a time of uncertainty and volatility for U.S. equity investors.

Gentlemen, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Strategic Volatility Equity Fund	7

Portfolio Manager Robert J. Schoen is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Stern School of Business at New York University and a B.A. from Tufts University. Rob joined Putnam in 1997 and has been in the investment industry since 1990.

Portfolio Manager Adrian H. Chan holds an M.B.A. from The Wharton School, University of Pennsylvania, and an A.B. from Harvard University. Adrian has been in the investment industry since he first joined Putnam in 2003.

IN THE NEWS

The world may be awash in more oil than previously thought — and low oil prices may remain with us for the near term, according to the International Energy Agency (IEA). In January, the per-barrel price of crude dropped below $30, hitting a 12-year low. As Organization of Petroleum Exporting Countries (OPEC) members Iran and Iraq boost oil production and global demand growth slows, supply may exceed consumption by an average of 1.75 million barrels a day in the first six months of 2016, compared with the IEA’s estimate in January of 1.5 million barrels per day. The excess in supply could swell even further if OPEC adds output, the Paris-based IEA noted in its February market report. In January, Iran ramped up oil production following the removal of international oil sanctions, Iraqi volumes notched a record high, and Saudi Arabia, OPEC’s largest producer, “turned up the taps,” the IEA said. For 2016, the IEA has lowered its global oil demand estimates by 100,000 barrels per day, leaving the level of growth for this year unchanged at 1.2 million barrels per day.

8	Strategic Volatility Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	17.23%	10.49%	14.73%	11.77%	14.69%	14.69%	15.58%	11.53%	18.06%
Annual average	5.70	3.54	4.91	3.95	4.89	4.89	5.18	3.88	5.96

1 year	–5.36	–10.80	–5.97	–10.54	–6.07	–6.98	–5.76	–9.06	–5.11

6 months	–9.19	–14.41	–9.48	–13.88	–9.58	–10.46	–9.34	–12.52	–9.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/16

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Life of fund	32.62%	26.30%
Annual average	10.34	8.44

1 year	–0.67	–2.70

6 months	–6.77	–8.52

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 1/31/16, there were 901, 877, and 804 funds, respectively, in this Lipper category.

Strategic Volatility Equity Fund	9

Fund price and distribution information For the six-month period ended 1/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	1		1	1	1		1

Income	$0.001		—	—	—		$0.029

Capital gains

Long-term gains	0.137		$0.137	$0.137	$0.137		0.137

Short-term gains	0.172		0.172	0.172	0.172		0.172

Total	$0.310		$0.309	$0.309	$0.309		$0.338

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/15	$11.38	$12.07	$11.25	$11.24	$11.31	$11.72	$11.40

1/31/16	10.04	10.65	9.89	9.87	9.96	10.32	10.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	20.85%	13.90%	18.45%	15.45%	18.41%	18.41%	19.18%	15.00%	21.71%
Annual average	7.04	4.78	6.27	5.29	6.26	6.26	6.50	5.15	7.31

1 year	–4.02	–9.54	–4.69	–9.32	–4.78	–5.71	–4.49	–7.84	–3.77

6 months	–3.15	–8.72	–3.46	–8.15	–3.47	–4.41	–3.45	–6.83	–2.98

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Strategic Volatility Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
7/31/15*	1.21%	1.96%	1.96%	1.71%	0.96%

Total annual operating expenses for the fiscal
year ended 7/31/15	2.79%	3.54%	3.54%	3.29%	2.54%

Annualized expense ratio for the six-month
period ended 1/31/16†	1.21%	1.96%	1.96%	1.71%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/16.

† Includes a decrease of 0.10% from annualizing the performance fee adjustment for the six months ended 1/31/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/15 to 1/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$5.80	$9.39	$9.38	$8.20	$4.61

Ending value (after expenses)	$908.10	$905.20	$904.20	$906.60	$909.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Strategic Volatility Equity Fund	11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/16, use the following calculation method. To find the value of your investment on 8/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.14	$9.93	$9.93	$8.67	$4.88

Ending value (after expenses)	$1,019.05	$1,015.28	$1,015.28	$1,016.54	$1,020.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Strategic Volatility Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Strategic Volatility Equity Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2016, Putnam employees had approximately $463,000,000 and the Trustees had approximately $124,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Strategic Volatility Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Strategic Volatility Equity Fund 15

The fund’s portfolio 1/31/16 (Unaudited)

COMMON STOCKS (92.7%)*	Shares	Value

Aerospace and defense (6.0%)
Boeing Co. (The)	656	$78,805

BWX Technologies, Inc.	436	13,054

General Dynamics Corp.	976	130,560

Honeywell International, Inc.	51	5,263

Lockheed Martin Corp.	46	9,706

Northrop Grumman Corp.	676	125,101

Raytheon Co.	1,049	134,524

497,013
Air freight and logistics (1.7%)
United Parcel Service, Inc. Class B	1,488	138,682

138,682
Airlines (0.1%)
Southwest Airlines Co.	105	3,950

3,950
Auto components (0.4%)
Gentex Corp.	351	4,805

Visteon Corp.	380	25,414

30,219
Banks (4.7%)
PNC Financial Services Group, Inc. (The)	1,279	110,825

Popular, Inc. (Puerto Rico)	519	13,048

TCF Financial Corp.	886	10,641

U.S. Bancorp	1,243	49,795

Wells Fargo & Co.	4,091	205,491

389,800
Beverages (3.0%)
Constellation Brands, Inc. Class A	846	128,998

PepsiCo, Inc.	1,209	120,054

249,052
Chemicals (0.7%)
Ecolab, Inc.	176	18,985

Scotts Miracle-Gro Co. (The) Class A	168	11,538

Sherwin-Williams Co. (The)	118	30,169

60,692
Commercial services and supplies (1.3%)
Copart, Inc. †	372	12,466

Waste Management, Inc.	1,718	90,968

103,434
Communications equipment (3.2%)
Brocade Communications Systems, Inc.	2,488	19,854

Cisco Systems, Inc.	6,830	162,486

Juniper Networks, Inc.	3,651	86,164

268,504
Consumer finance (3.5%)
Capital One Financial Corp.	1,994	130,846

Discover Financial Services	240	10,990

SLM Corp. †	3,324	21,274

Synchrony Financial †	4,363	123,996

		287,106

16 Strategic Volatility Equity Fund

COMMON STOCKS (92.7%)* cont.	Shares	Value

Containers and packaging (1.5%)
AptarGroup, Inc.	161	$11,737

Avery Dennison Corp.	745	45,363

Bemis Co., Inc.	374	17,903

Crown Holdings, Inc. †	398	18,260

Graphic Packaging Holding Co.	1,939	22,027

Sonoco Products Co.	328	12,959

128,249
Diversified consumer services (0.4%)
ServiceMaster Global Holdings, Inc. †	746	31,489

31,489
Diversified financial services (0.5%)
Voya Financial, Inc.	1,424	43,546

43,546
Diversified telecommunication services (2.8%)
AT&T, Inc.	1,775	64,007

Verizon Communications, Inc.	3,419	170,847

234,854
Electric utilities (2.2%)
American Electric Power Co., Inc.	881	53,715

Southern Co. (The)	2,707	132,426

186,141
Electronic equipment, instruments, and components (0.3%)
Dolby Laboratories, Inc. Class A	201	7,238

Ingram Micro, Inc. Class A	664	18,725

25,963
Energy equipment and services (1.3%)
Frank’s International NV (Netherlands)	349	5,106

Schlumberger, Ltd.	1,454	105,081

110,187
Food and staples retail (2.5%)
Kroger Co. (The)	3,297	127,957

Sysco Corp.	1,828	72,773

Wal-Mart Stores, Inc.	95	6,304

207,034
Food products (0.6%)
Hormel Foods Corp.	639	51,382

51,382
Health-care providers and services (4.9%)
AmerisourceBergen Corp.	1,283	114,905

Cardinal Health, Inc.	1,225	99,678

DaVita HealthCare Partners, Inc. †	838	56,247

McKesson Corp.	703	113,169

MEDNAX, Inc. †	308	21,394

405,393
Hotels, restaurants, and leisure (2.2%)
Hyatt Hotels Corp. Class A †	297	11,488

McDonald’s Corp.	1,347	166,732

178,220
Household products (1.4%)
Clorox Co. (The)	87	11,227

Colgate-Palmolive Co.	1,534	103,591

		114,818

Strategic Volatility Equity Fund 17

COMMON STOCKS (92.7%)* cont.	Shares	Value

Insurance (3.3%)
Allied World Assurance Co. Holdings AG	759	$27,772

American Financial Group, Inc.	270	19,165

Aspen Insurance Holdings, Ltd.	326	15,162

Assurant, Inc.	135	10,977

Endurance Specialty Holdings, Ltd.	220	13,625

Everest Re Group, Ltd.	140	25,052

Hanover Insurance Group, Inc. (The)	54	4,400

ProAssurance Corp.	214	10,726

Reinsurance Group of America, Inc.	174	14,656

RenaissanceRe Holdings, Ltd.	213	23,994

Validus Holdings, Ltd.	465	20,572

XL Group PLC	2,339	84,812

270,913
Internet software and services (1.5%)
eBay, Inc. †	4,898	114,907

Match Group, Inc. †	664	8,333

123,240
IT Services (8.8%)
Accenture PLC Class A	1,160	122,426

Amdocs, Ltd.	590	32,297

Automatic Data Processing, Inc.	1,620	134,606

Broadridge Financial Solutions, Inc.	436	23,352

Computer Sciences Corp.	486	15,586

CoreLogic, Inc. †	358	12,781

CSRA, Inc.	553	14,809

DST Systems, Inc.	517	54,497

Fidelity National Information Services, Inc.	496	29,626

Fiserv, Inc. †	798	75,459

Gartner, Inc. †	265	23,291

Genpact, Ltd. †	569	13,610

Leidos Holdings, Inc.	329	15,173

Paychex, Inc.	2,080	99,549

Vantiv, Inc. Class A †	1,351	63,565

730,627
Life sciences tools and services (2.5%)
Bio-Rad Laboratories, Inc. †	95	12,123

Charles River Laboratories International, Inc. †	141	10,466

PerkinElmer, Inc.	528	25,513

Thermo Fisher Scientific, Inc.	998	131,796

Waters Corp. †	254	30,787

210,685
Machinery (0.4%)
Allison Transmission Holdings, Inc.	1,544	36,732

36,732
Media (2.7%)
John Wiley & Sons, Inc. Class A	170	7,106

Liberty Media Corp. Class A †	585	21,423

MSG Networks, Inc. †	442	7,731

News Corp. Class B	489	6,528

Omnicom Group, Inc.	61	4,474

18 Strategic Volatility Equity Fund

COMMON STOCKS (92.7%)* cont.	Shares	Value

Media cont.
Sirius XM Holdings, Inc. †	18,336	$67,843

Thomson Reuters Corp. (Canada)	735	27,489

Twenty-First Century Fox, Inc.	2,963	80,297

222,891
Multi-utilities (0.9%)
PG&E Corp.	1,374	75,446

75,446
Multiline retail (3.2%)
Dollar General Corp.	1,706	128,052

Target Corp.	1,855	134,339

262,391
Oil, gas, and consumable fuels (3.8%)
Exxon Mobil Corp.	2,999	233,472

Occidental Petroleum Corp.	1,074	73,923

World Fuel Services Corp.	268	10,439

317,834
Pharmaceuticals (5.7%)
Johnson & Johnson	2,237	233,632

Merck & Co., Inc.	1,226	62,121

Pfizer, Inc.	5,745	175,165

470,918
Real estate investment trusts (REITs) (4.0%)
American Capital Agency Corp. R	4,121	70,345

Annaly Capital Management, Inc. R	1,662	15,789

AvalonBay Communities, Inc. R	522	89,518

Care Capital Properties, Inc. R	390	11,677

Chimera Investment Corp. R	1,634	20,245

Equity Commonwealth † R	447	12,020

Four Corners Property Trust, Inc. R	587	9,920

MFA Financial, Inc. R	2,151	13,659

Public Storage R	145	36,766

Starwood Property Trust, Inc. R	1,806	34,386

Two Harbors Investment Corp. R	2,158	16,401

330,726
Semiconductors and semiconductor equipment (1.7%)
Maxim Integrated Products, Inc.	3,427	114,462

Xilinx, Inc.	568	28,553

143,015
Software (1.0%)
Microsoft Corp.	1,045	57,569

Synopsys, Inc. †	574	24,625

82,194
Specialty retail (2.5%)
AutoZone, Inc. †	153	117,411

Home Depot, Inc. (The)	152	19,116

O’Reilly Automotive, Inc. †	283	73,835

210,362
Technology hardware, storage, and peripherals (1.3%)
Apple, Inc.	1,139	110,870

110,870
Textiles, apparel, and luxury goods (1.9%)
NIKE, Inc. Class B	2,491	154,467

		154,467

Strategic Volatility Equity Fund 19

COMMON STOCKS (92.7%)* cont.	Shares	Value

Tobacco (2.0%)
Altria Group, Inc.	2,739	$167,380

Water utilities (0.3%)		167,380
American Water Works Co., Inc.	364	23,627

		23,627

Total common stocks (cost $7,482,019)		$7,690,046

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.2%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Jan-17/$145.00	$9,746	$36,647

SPDR S&P 500 ETF Trust (Put)	Dec-16/164.00	10,092	62,331

SPDR S&P 500 ETF Trust (Put)	Nov-16/170.00	9,952	67,373

SPDR S&P 500 ETF Trust (Put)	Oct-16/163.00	9,899	49,438

SPDR S&P 500 ETF Trust (Put)	Sep-16/153.00	9,746	29,438

SPDR S&P 500 ETF Trust (Put)	Aug-16/150.00	9,746	21,652

Total purchased options outstanding (cost $342,224)			$266,879

SHORT-TERM INVESTMENTS (4.5%)*	Shares	Value

Putnam Short Term Investment Fund 0.39% L	64,549	$64,549

SSgA Prime Money Market Fund Class N 0.31% P	310,000	310,000

Total short-term investments (cost $374,549)		$374,549

TOTAL INVESTMENTS

Total investments (cost $8,198,792)		$8,331,474

Key to holding’s abbreviations
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through January 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $8,293,166.

† This security is non-income-producing.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $22,868 to cover certain derivative contracts.

20 Strategic Volatility Equity Fund

WRITTEN OPTIONS OUTSTANDING at 1/31/16 (premiums $24,200) (Unaudited)
	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Feb-16/$202.00	$17,859	$10,441

SPDR S&P 500 ETF Trust (Call)	Feb-16/200.00	9,084	6,506

SPDR S&P 500 ETF Trust (Call)	Feb-16/198.50	9,092	7,072

SPDR S&P 500 ETF Trust (Call)	Feb-16/204.00	9,097	182

Total			$24,201

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
baskets	26	$—	12/16/16	(3 month USD-	A basket	$119,522
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

Total		$—				$119,522

Strategic Volatility Equity Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$1,090,039	$—	$—

Consumer staples	789,666	—	—

Energy	428,021	—	—

Financials	1,322,091	—	—

Health care	1,086,996	—	—

Industrials	779,811	—	—

Information technology	1,484,413	—	—

Materials	188,941	—	—

Telecommunication services	234,854	—	—

Utilities	285,214	—	—

Total common stocks	7,690,046	—	—

Purchased options outstanding	—	266,879	—

Short-term investments	374,549	—	—

Totals by level	$8,064,595	$266,879	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	$—	$(24,201)	$—

Total return swap contracts	—	119,522	—

Totals by level	$—	$95,321	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

22 Strategic Volatility Equity Fund

Statement of assets and liabilities 1/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,134,243)	$8,266,925
Affiliated issuers (identified cost $64,549) (Notes 1 and 5)	64,549

Dividends, interest and other receivables	7,816

Receivable for shares of the fund sold	5,038

Receivable for investments sold	225,747

Receivable from Manager (Note 2)	20,568

Unrealized appreciation on OTC swap contracts (Note 1)	119,522

Prepaid assets	16,363

Total assets	8,726,528

LIABILITIES

Payable to custodian	43,187

Payable for shares of the fund repurchased	10,013

Payable for custodian fees (Note 2)	7,502

Payable for investor servicing fees (Note 2)	3,074

Payable for Trustee compensation and expenses (Note 2)	115

Payable for administrative services (Note 2)	86

Payable for distribution fees (Note 2)	1,321

Payable for auditing and tax fees	26,344

Written options outstanding, at value (premiums $24,200) (Notes 1 and 3)	24,201

Collateral on certain derivative contracts, at value (Note 1)	310,000

Other accrued expenses	7,519

Total liabilities	433,362

Net assets	$8,293,166

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,845,246

Undistributed net investment income (Note 1)	27,410

Accumulated net realized loss on investments (Note 1)	(831,693)

Net unrealized appreciation of investments	252,203

Total — Representing net assets applicable to capital shares outstanding	$8,293,166

(Continued on next page)

Strategic Volatility Equity Fund 23

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($4,927,517 divided by 490,895 shares)	$10.04

Offering price per class A share (100/94.25 of $10.04)*	$10.65

Net asset value and offering price per class B share ($59,096 divided by 5,977 shares)**	$9.89

Net asset value and offering price per class C share ($227,223 divided by 23,013 shares)**	$9.87

Net asset value and redemption price per class M share ($68,297 divided by 6,860 shares)	$9.96

Offering price per class M share (100/96.50 of $9.96)*	$10.32

Net asset value, offering price and redemption price per class Y share
($3,011,033 divided by 299,712 shares)	$10.05

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Strategic Volatility Equity Fund

Statement of operations Six months ended 1/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $82)	$140,776

Interest (including interest income of $266 from investments in affiliated issuers) (Note 5)	301

Securities lending (Note 1)	35

Total investment income	141,112

EXPENSES

Compensation of Manager (Note 2)	28,651

Investor servicing fees (Note 2)	9,225

Custodian fees (Note 2)	4,032

Trustee compensation and expenses (Note 2)	306

Distribution fees (Note 2)	8,531

Administrative services (Note 2)	142

Reports to shareholders	7,456

Auditing and tax fees	19,134

Blue sky expense	31,527

Other	1,733

Fees waived and reimbursed by Manager (Note 5)	(58,385)

Total expenses	52,352

Expense reduction (Note 2)	(6)

Net expenses	52,346

Net investment income	88,766

Net realized loss on investments (Notes 1 and 3)	(70,781)

Net realized loss on swap contracts (Note 1)	(332,076)

Net realized loss on written options (Notes 1 and 3)	(119,001)

Net unrealized depreciation of investments, swap contracts and written options
during the period	(488,384)

Net loss on investments	(1,010,242)

Net decrease in net assets resulting from operations	$(921,476)

The accompanying notes are an integral part of these financial statements.

Strategic Volatility Equity Fund 25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/16*	Year ended 7/31/15

Operations:
Net investment income	$88,766	$82,109

Net realized gain (loss) on investments	(521,858)	442,032

Net unrealized appreciation (depreciation) of investments	(488,384)	273,466

Net increase (decrease) in net assets resulting
from operations	(921,476)	797,607

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(493)	(337,989)

Class B	—	(4,967)

Class C	—	(11,934)

Class M	—	(4,856)

Class Y	(9,605)	(202,607)

Net realized short-term gain on investments

Class A	(84,705)	—

Class B	(1,015)	—

Class C	(3,928)	—

Class M	(1,134)	—

Class Y	(56,970)	—

From net realized long-term gain on investments
Class A	(67,468)	(291)

Class B	(808)	(5)

Class C	(3,129)	(11)

Class M	(903)	(5)

Class Y	(45,377)	(170)

Increase (decrease) from capital share transactions (Note 4)	(397,814)	3,097,521

Total increase (decrease) in net assets	(1,594,825)	3,332,293

NET ASSETS

Beginning of period	9,887,991	6,555,698

End of period (including undistributed net investment
income of $27,410 and distributions in excess of net
investment income of $51,258, respectively)	$8,293,166	$9,887,991

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Strategic Volatility Equity Fund

This page left blank intentionally.

Strategic Volatility Equity Fund 27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
January 31, 2016**	$11.38	.10	(1.13)	(1.03)	— [e]	(.31)	(.31)	$10.04	(9.19)*	$4,928	.61*	.94*	78*
July 31, 2015	11.00	.10	1.07	1.17	(.79)	— [e]	(.79)	11.38	10.83	5,503	1.21	.92	108
July 31, 2014	10.35	.08	1.19	1.27	(.62)	—	(.62)	11.00	12.53	4,269	1.26	.75	68
July 31, 2013†	10.00	.02	.33	.35	—	—	—	10.35	3.50*	3,090	.49*	.18*	21*

Class B
January 31, 2016**	$11.25	.06	(1.11)	(1.05)	—	(.31)	(.31)	$9.89	(9.48)*	$59	.98*	.57*	78*
July 31, 2015	10.93	.02	1.05	1.07	(.75)	— [e]	(.75)	11.25	9.91	81	1.96	.16	108
July 31, 2014	10.32	— [e]	1.19	1.19	(.58)	—	(.58)	10.93	11.74	48	2.01	(.03)	68
July 31, 2013†	10.00	(.01)	.33	.32	—	—	—	10.32	3.20*	21	.76*	(.09)*	21*

Class C
January 31, 2016**	$11.24	.06	(1.12)	(1.06)	—	(.31)	(.31)	$9.87	(9.58)*	$227	.98*	.55*	78*
July 31, 2015	10.89	.02	1.05	1.07	(.72)	— [e]	(.72)	11.24	9.99	289	1.96	.14	108
July 31, 2014	10.32	— [e]	1.18	1.18	(.61)	—	(.61)	10.89	11.74	162	2.01	— [f]	68
July 31, 2013†	10.00	(.01)	.33	.32	—	—	—	10.32	3.20*	16	.76*	(.08)*	21*

Class M
January 31, 2016**	$11.31	.07	(1.11)	(1.04)	—	(.31)	(.31)	$9.96	(9.34)*	$68	.86*	.69*	78*
July 31, 2015	10.97	.05	1.05	1.10	(.76)	—e	(.76)	11.31	10.14	75	1.71	.43	108
July 31, 2014	10.33	.02	1.20	1.22	(.58)	—	(.58)	10.97	12.05	68	1.76	.20	68
July 31, 2013†	10.00	— [e]	.33	.33	—	—	—	10.33	3.30*	10	.67*	—* [f]	21*

Class Y
January 31, 2016**	$11.40	.11	(1.12)	(1.01)	(.03)	(.31)	(.34)	$10.05	(9.02)*	$3,011	.48*	1.07*	78*
July 31, 2015	11.02	.13	1.07	1.20	(.82)	— [e]	(.82)	11.40	11.04	3,939.96		1.16	108
July 31, 2014	10.36	.11	1.18	1.29	(.63)	—	(.63)	11.02	12.81	2,010	1.01	.99	68
July 31, 2013†	10.00	.03	.33	.36	—	—	—	10.36	3.60*	878	.39*	.30*	21*

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to July 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

January 31, 2016	0.64%

July 31, 2015	1.58

July 31, 2014	3.40

July 31, 2013	2.69

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Strategic Volatility Equity Fund	Strategic Volatility Equity Fund 29

Notes to financial statements 1/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through January 31, 2016.

Putnam Strategic Volatility Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek a total return in excess of that of the U.S. equity markets, but with comparable volatility, over a market cycle (generally at least three years or more). The fund invests mainly in common stocks of large U.S. companies across all sectors. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that Putnam Management believes are likely to have lower sensitivity to broader market or sector movements. Putnam Management refers to these stocks as “low beta ” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. Putnam Management generally emphasizes investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because Putnam Management believes that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks combined with the options, total return swaps, and other derivative strategies described below, may be able to earn investment returns in excess of market returns, but with volatility comparable to the market, thus earning an attractive risk-adjusted return relative to the market. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund intends to invest in total return swaps on market indices, the fund’s individual portfolio securities, or baskets of securities, and in other derivatives to increase the fund’s exposure to low beta stocks, which will create investment leverage. The fund intends to write (sell) call options, generally on equity indices but also on individual portfolio securities. The fund sells call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio. The fund intends to buy put options, generally on equity indices but also on individual portfolio securities. The fund buys put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines. In addition to call options and put options, the fund may use derivatives, such as futures, options, warrants and swap contracts, for hedging purposes and to adjust the return and volatility characteristics of the fund’s investments. Putnam Management may also make other investments, including in derivatives, intended to protect the fund from market volatility, or to take advantage of the potential for returns from instruments that perform well during periods of market volatility. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, as well as general market conditions when deciding whether to buy or sell investments. As noted above, Putnam Management will also consider the fund’s overall exposure to each sector.

The fund offers class  A, class  B, class  C, class  M and class  Y shares. Class  A and class  M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

30 Strategic Volatility Equity Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

Strategic Volatility Equity Fund 31

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

32 Strategic Volatility Equity Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $17,513 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are

Strategic Volatility Equity Fund 33

reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $8,243,191, resulting in gross unrealized appreciation and depreciation of $413,811 and $325,528, respectively, or net unrealized appreciation of $88,283.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.362% of the fund’s average net assets before a decrease of $4,421 (0.048% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2016, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses,

34 Strategic Volatility Equity Fund

extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would not exceed an annual rate of 1.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $3,290 as a result of this limit.

Putnam Management has contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $55,095 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$5,339	Class M	71

Class B	64	Class Y	3,489

Class C	262	Total	$9,225

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments

Strategic Volatility Equity Fund 35

by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class  A, class  B, class  C and class  M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$6,644	Class M	265

Class B	317	Total	$8,531

Class C	1,305

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $959 and no monies from the sale of class A and class M shares, respectively, and received $260 and $2 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$6,758,029	$7,778,397

U.S. government securities (Long-term)	—	—

Total	$6,758,029	$7,778,397

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$63,572	$19,801

Options opened	327,063	151,723
Options exercised	—	—
Options expired	(292,664)	(117,176)
Options closed	(52,839)	(30,148)

Written options outstanding at the
end of the reporting period	$45,132	$24,200

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	27,757	$301,094	161,394	$1,812,814

Shares issued in connection with
reinvestment of distributions	5,764	60,871	9,123	101,444

	33,521	361,965	170,517	1,914,258

Shares repurchased	(26,425)	(273,327)	(74,630)	(843,236)

Net increase	7,096	$88,638	95,887	$1,071,022

36 Strategic Volatility Equity Fund

	Six months ended 1/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	117	$1,195	2,883	$32,281

Shares issued in connection with
reinvestment of distributions	175	1,823	450	4,972

	292	3,018	3,333	37,253

Shares repurchased	(1,546)	(17,116)	(461)	(5,095)

Net increase (decrease)	(1,254)	$(14,098)	2,872	$32,158

	Six months ended 1/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	3,337	$34,250	14,192	$158,291

Shares issued in connection with
reinvestment of distributions	679	7,057	1,082	11,945

	4,016	41,307	15,274	170,236

Shares repurchased	(6,768)	(70,283)	(4,380)	(48,491)

Net increase (decrease)	(2,752)	$(28,976)	10,894	$121,745

	Six months ended 1/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	330	$3,367	243	$2,769

Shares issued in connection with
reinvestment of distributions	194	2,037	438	4,860

	524	5,404	681	7,629

Shares repurchased	(255)	(2,607)	(259)	(2,888)

Net increase	269	$2,797	422	$4,741

	Six months ended 1/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	52,307	$568,079	343,138	$3,877,893

Shares issued in connection with
reinvestment of distributions	10,495	110,927	18,212	202,695

	62,802	679,006	361,350	4,080,588

Shares repurchased	(108,656)	(1,125,181)	(198,127)	(2,212,733)

Net increase (decrease)	(45,854)	$(446,175)	163,223	$1,867,855

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	296,000	60.3%	$2,971,840

Class B	1,100	18.4	10,879

Class M	1,100	16.0	10,956

At the close of the reporting period, a shareholder of record owned 6.6% of the outstanding shares of the fund.

Strategic Volatility Equity Fund 37

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$50,858	$1,826,509	$1,812,818	$266	$64,549

Totals	$50,858	$1,826,509	$1,812,818	$266	$64,549

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$61,000

Written equity option contracts (contract amount) (Note 3)	$44,000

OTC total return swap contracts (notional)	$3,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Investments,
Equity contracts	Receivables	$386,401	Payables	$24,201

Total		$386,401		$24,201

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Swaps	Total

Equity contracts	$(57,133)	$(332,076)	$(389,209)

Total	$(57,133)	$(332,076)	$(389,209)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Swaps	Total

Equity contracts	$56,894	$63,602	$120,496

Total	$56,894	$63,602	$120,496

38 Strategic Volatility Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Citibank, N. A.	JPMorgan Chase Bank N. A.	Total

Assets:

OTC Total return swap contracts*#	$—	$119,522	$—	$119,522

Purchased options**#	—	116,811	150,068	266,879

Total Assets	$—	$236,333	$150,068	$386,401

Liabilities:

OTC Total return swap contracts*#	—	—	—	—

Written options#	17,513	182	6,506	24,201

Total Liabilities	$17,513	$182	$6,506	$24,201

Total Financial and Derivative Net Assets	$(17,513)	$236,151	$143,562	$362,200

Total collateral received (pledged)†##	$—	$180,000	$130,000

Net amount	$(17,513)	$56,151	$13,562

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Strategic Volatility Equity Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Strategic Volatility Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Strategic Volatility Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

SA123
299002 3/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 25, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 25, 2016